          G:\SEC\MISC\8K695B.DOC     6/13/95      DRAFT 20      CONTROL

      As filed with the Securities and Exchange Commission on June 16, 1995.

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              --------------------

                                   FORM 8-K
                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:     JUNE 15, 1995
               DATE OF EARLIEST EVENT REPORTED: JUNE 15, 1995

                             LA QUINTA INNS, INC.
                    ----------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          TEXAS                      1-7790                   74-1724417
- ------------------------    ------------------------     --------------------
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)         IRS EMPLOYER
                                                          IDENTIFICATION NO.

                                 WESTON CENTRE
                              112 E. PECAN STREET
                                 P.O. BOX 2636
                         SAN ANTONIO, TEXAS  78299-2636
          ------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

                                 (210) 302-6000
          ------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          ------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Item 5.   OTHER EVENTS.

     The Company formed a limited partnership, La Quinta
Development Partners, L.P. ("LQDP"), with AEW Partners, L.P. ("AEW") pursuant to the La Quinta Development Partners, L.P. Amended and Restated Agreement of Limited Partnership dated March 21, 1990 (the "LQDP Partnership Agreement"). LQDP was established for the purpose of acquiring competitors' inns and converting them to the La Quinta -Registered Trademark- brand.
La Quinta manages the inns owned by LQDP. Prior to the transaction described below, La Quinta, the general partner of LQDP, owned a 40% interest and AEW, the limited partner, owned a 60% interest in LQDP. La Quinta contributed property with a fair value of approximately $44 million and $4 million in cash to the Partnership and AEW contributed cash of $3 million and an additional $69 million in the form of a promissory note which was subsequently funded. At May 31, 1995, LQDP owned 47 inns and 16 adjacent restaurant buildings.

     Under the terms of the LQDP Partnership Agreement, AEW paid $3,000,000 for an option, subject to certain vesting and other conditions, to convert two-thirds of its ownership interest in LQDP into a specified number of shares (adjusted for stock splits, cash dividends and distributions from LQDP to AEW) of the Company's Common Stock. On June 15, 1995, AEW notified the Company that it would exercise, subject to certain conditions, its option to convert two-thirds of its ownership interest in LQDP into 5,299,821 shares of the Company's Common Stock and also agreed to sell its remaining ownership interest in LQDP to the Company for a negotiated price of $48.2 million in cash (collectively, the "AEW Transaction"). The Company will finance the cash portion of the AEW Transaction through borrowings under its and LQDP's bank credit facilities. On June 13, 1995, Joseph F. Azrack, President and Director of AEW, Inc., the general partner of AEW, resigned as a director of the Company.

     Following the AEW Transaction, La Quinta will own the entire interest in the 47 inns and 16 adjacent restaurant buildings currently owned by LQDP. The acquisition is anticipated to close approximately July 3, 1995, subject to certain conditions. Since 1993, the Company has been purchasing 100% interests in many of its properties through the acquisition of partners' ownership interests. The AEW Transaction effectively completes the Company's strategy to own, as well as operate, its inns. The acquisition of these partnership interests, as well as individual inns, has resulted in an 81 percent increase in the La Quinta equivalent rooms since December 31, 1992. The following table summarizes the ownership of inns at December 31, 1992 and, on a pro forma basis to reflect the AEW Transaction, at May 31, 1995:

                                                           Pro Forma
                                                          May 31, 1995                                December 31, 1992
                                            ----------------------------------------        ---------------------------------------
                                                                        La Quinta                                       La Quinta
                                                         Total          Equivalent                       Total          Equivalent
                                            Inns         Rooms            Rooms             Inns         Rooms            Rooms
                                            ----         -----            -----             ----         -----            -----
Owned 100%                                   228         29,352           29,352             89         11,456             11,456
Owned 40-80%                                   7            836              467             80         10,218              4,919
                                            ----         ------           ------            ---         ------             ------
Total Company
  owned and operated                         235         30,188           29,819            169         21,674             16,375
Managed inns                                 ---            ---              ---             40          4,978                 75
Licensed inns                                  1            120              ---              3            366                ---
                                            ----         ------           ------            ---         ------             ------
                                             236         30,308           29,819            212         27,018             16,450
                                            ----         ------           ------            ---         ------             ------
                                            ----         ------           ------            ---         ------             ------


     Upon conversion of two-thirds of AEW's partnership interest into La Quinta Common Stock, the Company will issue 5,299,821 shares of Common Stock having a fair market value of $141.8 million based on the June 9, 1995 New York Stock Exchange closing price. As a result of the conversion, the Company will record net assets acquired at their fair market value of $96.4 million and a non-cash, non-recurring item of $45.4 million as a deduction presented below net earnings in the Statement of Operations (Conversion of Partner's Interest into Common Stock) in arriving at net earnings available to common shareholders.

     The sale to La Quinta of the remaining one-third of AEW's interest in LQDP will be accounted for as an acquisition of a minority interest and purchase accounting will be applied.

     As permitted under the Partnership Agreement, AEW has requested that the Common Stock be registered with the Securities and Exchange Commission for sale in an underwritten secondary public offering.

1.   Period Ended March 31, 1995

     The unaudited pro forma combined condensed statement of operations presented below includes the statement of operations as reported in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1995, and as adjusted to reflect the AEW Transaction as if the transaction had occurred on January 1, 1995.


                                                                   As Reported                                           Pro Forma
                                                                  Quarter Ended         Pro Forma Adjustments          Quarter Ended
                                                                    March 31,          -----------------------            March 31,
STATEMENT OF OPERATIONS:                                               1995            Debit            Credit             1995(F)
                                                                    ----------         -----            ------           -----------
                                                                             (amounts in thousands, except per share data)
Total revenues                                                         $96,735                                              $96,735
                                                                      --------                                              -------
Operating costs and expenses:
  Direct                                                                49,352                                               49,352
  Corporate                                                              4,510                                                4,510
  Depreciation, amortization, and fixed asset retirements               10,181  A)          294                              10,475
                                                                      --------                                              -------
     Total operating costs                                              64,043                                               64,337
                                                                      --------                                              -------
     Operating income                                                   32,692                                               32,398
                                                                      --------                                              -------
Other (income) expenses:
  Net interest                                                          10,264  B)          829                              11,093
  Partner's equity in earnings                                           4,428                  C)          3,808               620
                                                                      --------                                              -------
  Earnings before income taxes                                          18,000                                               20,685
  Income tax expense                                                     6,930 D)           879                               7,809
                                                                      --------           ------            ------           -------
     Net earnings                                                     $ 11,070            2,002             3,808           $12,876
                                                                      --------           ------            ------           -------
                                                                      --------           ------            ------           -------

Earnings per common and common equivalent share:
     Net earnings                                                     $   0.23                                              $  0.24
                                                                      --------                                              -------
                                                                      --------                                              -------

Weighted average number of common and common
  equivalent shares outstanding                                         49,086  E)        5,295                              54,381
                                                                      --------            -----                             -------
                                                                      --------            -----                             -------

Notes to pro forma financial information for the period ended March 31, 1995:


(A) Records additional depreciation expense on the addition of $40.0 million of depreciable assets. The depreciation expense was calculated using the straight line method based on a 34 year remaining life.
(B) Represents the interest expense on additional debt of $48.2 million relating to the acquisition of one-third of AEW's interest in LQDP at the effective weighted average interest rate under the Company's and LQDP's credit facilities of 6.88% per annum.
(C)  Represents the elimination of AEW's equity in earnings.
(D) Reflects income tax effect of pro forma adjustments including an adjustment to the effective income tax rate from 38.5% to 37.75% due to a difference between aggregate recorded cost and tax basis of the acquired assets.
(E)  Reflects the increase in weighted average shares outstanding.
(F) In the period the conversion transaction is consummated, the Company will record $45.4 million (adjusted for the market price of the Common Stock at closing) associated with the exercise of AEW's conversion option as a deduction presented below net earnings in the Statement of Operations (Conversion of Partner's Interest into Common Stock) in arriving at net earnings available to common shareholders. This non-recurring, non-cash item is directly attributable to the AEW Transaction and is not reflected in the pro forma condensed statement of operations above.

     The unaudited pro forma combined condensed balance sheet of the Company presented below includes the balance sheet as reported in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1995, and as adjusted to reflect the AEW Transaction as if the transaction had occurred on March 31, 1995.


                                                                   As Reported            Pro Forma Adjustments          Pro Forma
                                                                    March 31,            -----------------------         March 31,
ASSETS:                                                                1995              Debit            Credit            1995
                                                                    ----------           -----            ------        -----------
                                                                                         (amounts in thousands)
Current assets                                                    $     32,794                                         $     32,794
Other non-current assets                                                24,492                                               24,492
Net property and equipment                                             791,424  A)       18,283                             846,274
                                                                                B)       36,567
                                                                  ------------           ------           ------        -----------
                                                                  $    848,710           54,850                 -       $   903,560
                                                                  ------------           ------           -------       -----------
                                                                  ------------           ------           -------       -----------
LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities                                               $     71,829                    A)       30,000       $   101,829
Long term debt, excluding current installments                         455,503                    A)       18,200           473,703
Deferred income taxes and other                                         20,592                                               20,592
Partners' capital                                                       96,220  A)       29,917                               6,470
                                                                                B)       59,833
Shareholders' equity (net of treasury stock)                           204,566                    B)       96,400           300,966
                                                                  ------------           ------           -------       -----------
                                                                   $   848,710           89,750           144,600        $  903,560
                                                                  ------------           ------           -------       -----------
                                                                  ------------           ------           -------       -----------


Notes to pro forma financial information as of March 31, 1995:


(A) Records the purchase of one-third of AEW's interest in LQDP using proceeds from the Company's and LQDP's credit facilities and the related elimination of one-third of AEW's partner's capital. Approximately $30 million of the $48.2 million purchase price will be drawn on LQDP's 364-day unsecured line of credit (which the Company intends to renew annually subject to the consent of the lenders) and therefore is included in current liabilities. The remainder of the purchase price will be borrowed under the Company's and LQDP's other bank credit facilities.
(B) Reflects the purchase of the assets and the related elimination of two-thirds of AEW's partner's capital. Also, reflects the net of the $141.8 million of Common Stock issued in the AEW Transaction and the $45.4 million (adjusted for the market price of the Common Stock at closing) which represents the non-recurring, non-cash item which will be recorded as a deduction presented below net earnings in the Statement of Operations (Conversion of Partner's Interest into Common Stock) in arriving at net earnings available to common shareholders in the period the transaction is consummated.


2.   Year Ended December 31, 1994

     The unaudited pro forma combined condensed statement of operations presented below includes the statement of operations as reported in the Company's Form 10-K for the year ended December 31, 1994, and as adjusted to reflect the AEW Transaction as if the transaction had occurred on January 1, 1994.




                                                                   As Reported                                           Pro Forma
                                                                   Year Ended              Pro Forma Adjustments         Year Ended
                                                                   December 31,           -----------------------       December 31,
STATEMENT OF OPERATIONS:                                               1994               Debit            Credit          1994(F)
                                                                    ----------            -----            ------       -----------
                                                                             (amounts in thousands, except per share data)
Total revenues                                                        $362,242                                             $362,242
                                                                      --------                                              -------
Operating costs and expenses:
  Direct                                                               194,894                                              194,894
  Corporate                                                             18,614                                               18,614
  Depreciation, amortization, and fixed asset retirements               37,977  A)        1,176                              39,153
                                                                      --------                                              -------
     Total operating costs                                             251,485                                              252,661
                                                                      --------                                              -------
     Operating income                                                  110,757                                              109,581
                                                                      --------                                              -------
Other (income) expenses:
  Net interest expense                                                  37,439  B)        3,316                              40,755
  Partners' equity                                                      11,406                    C)        9,278             2,128
  Net gain on property transactions                                        (79)                                                 (79)
                                                                      --------                                              -------
  Earnings before income taxes                                          61,991                                               66,777
  Income tax expense                                                    24,176  D)        1,366                              25,542
                                                                      --------           ------            ------           -------
     Net earnings                                                     $ 37,815            5,858             9,278           $41,235
                                                                      --------           ------            ------           -------
                                                                      --------           ------            ------           -------

Earnings per common and common equivalent share:
     Net earnings                                                     $   0.78                                              $  0.76
                                                                      --------                                              -------
                                                                      --------                                              -------

Weighted average number of common and common
  equivalent shares outstanding                                         48,624  E)        5,290                              53,914
                                                                      --------            -----                             -------
                                                                      --------            -----                             -------

Notes to pro forma financial information for the year ended December 31, 1994:


(A) Records additional depreciation expense on the addition of $40.0 million of depreciable assets. The depreciation expense was calculated using the straight line method based on a 34 year remaining life.
(B) Represents the interest expense on additional debt of $48.2 million relating to the acquisition of one-third of AEW's interest in LQDP at the effective weighted average interest rate under the Company's and LQDP's credit facilities of 6.88% per annum.
(C)  Represents the elimination of AEW's equity in earnings.
(D) Reflects income tax effect of pro forma adjustments including an adjustment to the effective income tax rate from 39% to 38.25% due to a difference between aggregate recorded cost and tax basis of the acquired assets.
(E)  Reflects the increase in weighted average shares outstanding.
(F) In the period the conversion transaction is consummated, the Company will record $45.4 million (adjusted for the market price of the Common Stock at closing) associated with the exercise of AEW's conversion option as a deduction presented below net earnings in the Statement of Operations (Conversion of Partner's Interest into Common Stock) in arriving at net earnings available to common shareholders. This non-recurring, non-cash item is directly attributable to the AEW Transaction and is not reflected in the pro forma condensed statement of operations above.


Item 7. FINANCIAL STATEMENTS AND EXHIBIT

     (c) EXHIBITS. The following exhibit is filed herewith and incorporated by reference herein.

      2.1 Agreement to Sell and Purchase, dated as of June 15, 1995, among La Quinta, AEW, and LQI Acquisition Corporation.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 LA QUINTA INNS, INC.
                                 (Registrant)


Date: June 15, 1995             By  /s/ William C. Hammett, Jr.
                                  ----------------------------------
                                   William C. Hammett, Jr.
                                   Senior Vice President
                                   Accounting and Administration


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